UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 20, 2017, PerkinElmer, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that on December 19, 2017 the Company, through its indirect, wholly owned subsidiary, PerkinElmer Germany Diagnostics GmbH, completed its acquisition of EUROIMMUN Medizinische Labordiagnostika AG (“EUROIMMUN”) such that EUROIMMUN became an indirect subsidiary of the Company.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of EUROIMMUN required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of EUROIMMUN as of and for the year ended December 31, 2016 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The consent of EUROIMMUN’s independent auditors is attached hereto as Exhibit 23.1.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and EUROIMMUN for the year ended January 1, 2017 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

2.1*	Share Sale and Transfer Agreement, dated June 16, 2017, by and among PerkinElmer, Inc., Prof. Dr. Winfried Stöcker and Stöcker Vermögensverwaltungsgesellschaft mbH & Co. KG (incorporated herein by reference to Exhibit 2.2 to PerkinElmer, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2017 (File No. 001-05075)).

23.1	Consent of BDO AG Wirtschaftsprüfungsgesellschaft

99.1	Audited Consolidated Financial Statements of EUROIMMUN as of and for the year ended December 31, 2016 and notes thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended January 1, 2017 and notes thereto.

*	The exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies of any such exhibits or schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: February 28, 2018	/s/ JOEL S. GOLDBERG
Joel S. Goldberg Senior Vice President, Administration, General Counsel and Secretary